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                                                                  Exhibit 99.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the inclusion in this Amendment No. 1 to Form 8-K filed by Cadence Design Systems, Inc. of our audit report dated August 7, 1998 on our audits of the consolidated financial statements of Ambit Design Systems, Inc. as of June 30, 1997 and 1998 and for the years then ended.



/s/ PricewaterhouseCoopers LLP

San Jose, California
December 10, 1998